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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 8, 2002

                          BIO-TECHNOLOGY GENERAL CORP.
               (Exact name of issuer as specified in its charter)

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
          DELAWARE                        0-15313                      13-3033811
(State or Other Jurisdiction     (Commission File Number)             (IRS Employer
      of Incorporation)                                            Identification No.)

                    70 WOOD AVENUE SOUTH
                     ISELIN, NEW JERSEY                                   08830
          (Address of Principal Executive Offices)                     (Zip Code)
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       Registrant's telephone number, including area code: (732) 632-8800

                                     NONE.
                (Former address, if changed since last report.)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    The Audit Committee of the Board of Directors of Bio-Technology General Corp. (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on May 8, 2002 decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Company's independent public accountants for 2002.

    During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through May 8, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years ended December 31, 2000 and 2001 or through May 8, 2002.

    The audit reports of Arthur Andersen on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

    The Company provided Arthur Andersen with a copy of this Form 8-K/A. Attached as Exhibit 16.1 to this Form 8-K/A is a copy of Arthur Andersen's letter, dated May 20, 2002, stating its agreement with the statements concerning Arthur Andersen.

    During the Company's two most recent fiscal years ended December 31, 2000 and 2001, and through May 8, 2002, neither the Company, nor anyone acting on its behalf, consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K. Although Arthur Andersen has served as the Company's principal auditor, KPMG Somekh Chaikin has audited the statutory financial statements of Bio-Technology General (Israel) Ltd., the Company's wholly-owned Israeli subsidiary, for more than the last two fiscal years.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Business Acquired.

        None.

    (b) Pro Forma Financial Information.

        None.

    (c) Exhibits.

       16.1 Letter, dated May 20, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                       BIO-TECHNOLOGY GENERAL CORP.
                                                       (Registrant)

                                                       By:  /s/ JOHN BOND
                                                            -----------------------------------------
                                                            John Bond
                                                            Senior Vice President-Finance
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Dated: May 21, 2002